Exhibit 10.17.1

AMENDMENT TO
AMENDED AND RESTATED
EMPLOYMENT AGREEMENT
THIS AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT, dated as of March 6, 2017 (the “Amendment”), by and between Aerie Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and Richard Rubino (the “Executive”).
WHEREAS, the Company and the Executive previously entered into an employment agreement dated as of September 24, 2012, which was amended and restated effective as of December 18, 2013 (the “Employment Agreement”); and

WHEREAS, the Company and the Executive desire to amend the Employment Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valid consideration, the sufficiency of which is acknowledged, the parties hereto agree as follows:

1.
The Company and the Executive hereby agree to modify and amend Sections 9(c)(ii) and 9(c)(iv) of the Employment Agreement such that all references to “12 months” shall be deleted and replaced with “18 months”.

2.	Section 9(c)(iii) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:
“the Company shall pay Executive a Performance Bonus in an amount equal to 1.5 times the greater of (1) the target bonus for the applicable calendar year; and (2) the average of the Performance Bonus received by Executive for the two years immediately preceding termination.”

3.	For the sake of clarity, all other terms and conditions of the Employment Agreement other than as modified herein shall remain in full force and effect.

4.
This Amendment may be executed by .pdf or facsimile signatures in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AERIE PHARMACEUTICALS, INC.

/s/ Thomas Mitro
By: Thomas Mitro Title: President and Chief Operating Officer

EXECUTIVE
/s/ Richard Rubino
Richard Rubino